Leading the Next Evolution of Immunotherapies August 2022 Exhibit 99.1

Forward Looking Statements This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. These forward-looking statements are not based on historical fact and include statements regarding Alpine’s platform technology, potential therapies, potential milestone and royalty payments, future development plans and the timing and success thereof, clinical and regulatory objectives and the timing thereof, expectations regarding the anticipated reporting of data from our ongoing and planned clinical trials, expectations regarding the sufficiency of cash to fund operations into 2024, expectations regarding the plans of its collaborators, expectations of future collaborations, and expectations regarding the potential efficacy and commercial potential of Alpine’s and its collaborators’ product candidates, and our ability to achieve collaboration milestones. Forward-looking statements generally include statements that are predictive in nature and depend upon or refer to future events or conditions, and include words such as “may”, “will”, “should”, “would”, “expect”, “plan”, “intend”, and other similar expressions among others. These forward-looking statements are based on current assumptions involving risks, uncertainties, and other factors that may cause actual results, events, or developments to be materially different from those expressed or implied by such forward-looking statements. These risks and uncertainties, many of which are beyond our control, include, but are not limited to: Alpine’s programs may not advance into the clinic or result in approved products on a timely or cost-effective basis or at all; Alpine may not achieve additional milestone payments pursuant to its collaborations; the impact of competition; adverse conditions in the general domestic and global economic markets; as well as the other risks identified in our filings with the Securities and Exchange Commission. These forward-looking statements speak only as of the date hereof, Alpine undertakes no obligation to update forward-looking statements, and readers are cautioned not to place undue reliance on such forward-looking statements. “NEON-1,” “NEON-2,” "Synergy,” “RUBY,” and the Alpine logo are registered trademarks or trademarks of Alpine Immune Sciences, Inc. in various jurisdictions. ALPN-202, NEON-2 study is being conducted in collaboration with Merck Sharp & Dohme Corp., a subsidiary of Merck & Co., Inc., Kenilworth, NJ, USA Unless otherwise indicated, all data presented herein has been derived from research conducted by Alpine Immune Sciences, Inc.

Leading the Next Evolution of Immunotherapies

With a Highly Productive Directed Evolution Platform

Acazicolcept (ALPN-101)

Dual Costimulation (ICOS/CD28) Antagonist

Systemic Lupus Erythematosus

Phase 2

Partnered with abbvie

synergy

Davoceticept (ALPN-202)

Conditional CD28 Costimulator and Dual Checkpoint Inhibitor

Advanced Malignancies

Phase 1/1b

- **Monotherapy Expansion Cohorts**
- **Combination with KEYTRUDA®**

NEON

ALPN-303

Dual B Cell Cytokine (BAFF/APRIL) Antagonist

Systemic Lupus Erythematosus and Other B Cell-Mediated Diseases

Phase 1 Update Anticipated 3Q22

Phase 2 Initiation Anticipated 1H23

RUBY™

3

ALPN-303 Dual B Cell Cytokine Antagonist

ALPN-303: Engineered Inhibitor of BAFF (BLyS) and APRIL Clinically-Validated B cell Modulatory Pathways Immature B cell survival and maturation Plasma cell survival T-cell-independent antibody responses B cell regulation Class-switch recombination ALPN-303 APRIL Membrane BAFF Soluble BAFF TACI BCMA BAFFR ________________ Source: Nat Rev Rheumatol 10: 365, 2014; Nat Rev Rheumatol 9:705, 2013 ALPN-303

ALPN-303: Potential Best-in-Class BAFF/APRIL Inhibitor

Optimized Design and Dual Inhibition



Belimumab (Benlysta®)

Anti-BAFF mAb

Modest Efficacy in SLE



60
40
20
0
Responders (%)
Belimumab 10 mg/kg
Belimumab 1 mg/kg
Placebo
0 4 8 12 16 20 24 28 32 36 40 44 48 52
Visit (week)



FDA Fast Track

Telitacicept (RC18)

TACI (WT) Fc Fusion
BAFF + APRIL Antagonist

Encouraging SLE Efficacy



Phase 2b
(NCT02885610)
RC18 240mg
RC18 80mg
RC18 160mg
Placebo
100
80
60
40
20
0
SRI4 Response (%)
Time (Week)
0 4 8 12 16 20 24 28 32 36 40 44 48



Variant TNF domain (vTD)

ALPN-303

Next-Gen TACI Fc Fusion
Superior BAFF + APRIL Antagonist

Enhanced Dual Target Binding

Best-In-Class Potential

Source: Lancet 377:721 (2011); Arthritis Rheumatol 2019; 71 (suppl 10), L18.

6

ALPN-303 has Significantly Enhanced Affinity for BAFF and APRIL as Compared to WT TACI-Fc


BAFF
APRIL
ALPN-303
WT TACI-Fc
Response
Time (s)
Telitacicept (RemeGen)

	BAFF		APRIL	
	ALPN-303	WT TACI-Fc*	ALPN-303	WT TACI-Fc*
K_D (pM)	59.3 ± 0.1	491 ± 1	~1.00 ± 0.04	CNBD

*Telitacicept (Tai'ai®).

CNBD, could not be determined

7

ALPN-303 Appears Superior to Existing BAFF/APRIL Inhibitors in vitro BAFF Pathway APRIL Pathway BAFF+APRIL Pathway BION-1301: US Patent 10,377,830 B2 SEQ ID NO: 50 and SEQ ID NO: 52 * Generated at Alpine based on published sequences: ** Purchased clinical drug product: Belimumab (Benlysta®) Telitacicept (Tai’ai®)

ALPN-303: A More Potent B Cell Modulator in vivo KLH Immunization Mouse Model Clearer Developmental B Cell Blockade Transitional-1 Transitional-2 Follicular Marginal Zone Germinal Center Plasma Cells ALPN-303 OD450 at 1:100,000 Fc Control Telitacicept Atacicept ALPN-303 Greater Reductions in IgG Anti-KLH 2⁰ Responses

ALPN-303 Exhibits Encouraging Efficacy in Murine Connective Tissue Disease Autoantibodies, as well as Renal Disease (Lupus) and Sialoadenitis (Sjögren’s-like) Fc Control ALPN-303 NZB/NZW F1 Histopathology Immune Deposits Proteinuria Anti-dsDNA Sialoadenitis Nephritis Renal Disease Fc control ALPN-303 Fc control ALPN-303

________________ Source: Atacicept PK data: Carbonatto et al. (2008) Toxicol Sci 105: 200–210 *Generated at Alpine based on the sequence included with the WHO INN submission, WHO Drug Information, Vol. 32, No. 4, 2018.; sequence subsequently confirmed by mass spectrometry analysis of telitacicept clinical drug product Single 9 mg/kg IV infusion on Day 0 Following a Single Dose, ALPN-303 Exhibits Increased Exposure and Enhanced Ig Suppression vs. WT TACI-Fc in Non-human Primates N=2 female cynomolgus monkeys/group Single dose, 9 mg/kg, 30 min IV infusion Serum Ig baseline collected on Day -8 Serum Immunoglobulins Serum Concentration

RUBY-1: ALPN-303 Phase 1 in Adult Healthy Volunteers 8 mg IV 24 mg IV 240 mg IV 480 mg IV 960 mg IV IV SC 80 mg IV Safety: AE’s, immunogenicity, EKGs Pharmacokinetics Pharmacodynamics Serum immunoglobulins Circulating B cells and subsets 240 mg SC 480 mg SC 960 mg SC 80 mg SC ∆ after 1 dose: IgM, IgA, IgG and B cell changes ≥ WT-TACI-Ig1 and APRIL inhibition2 PK/PD supportive of favorable dosing profile (Q2W+) 2.4 mg IV Single Ascending Dose Randomized, placebo-controlled, double-blind N = 4:2 (303:Pb) per cohort Parallel SC/IV dose escalation initiates after 24 mg IV NCT05034484 Endpoints Desired Outcomes ________________ Eur J Drug Metab PK 45:27, 2020 Kidney Intl Rep 7:993, 2022

Single Dose ALPN-303 Preliminarily Reduces Serum Ig in a Dose-Dependent Manner in Adult Healthy Volunteers baseline baseline baseline

ALPN-303 Early Development Plan Enabling a Broad Lifecycle in Multiple Therapeutic Areas and Development Opportunities RUBY-2: Systemic Lupus Erythematosus Ph 2 RUBY-1: HV Ph 1 1 mo data RUBY-3: Renal Basket Ph 1b CMC: GMP1/2 2021 2022 2023 2024 2025 RUBY-4: Heme Basket Ph 1b RUBY-5: Derm Basket Ph 1b GLP-Tox

Davoceticept (ALPN-202) Oncology: Conditional CD28 Costimulator and Dual Checkpoint Inhibitor

CD28 is Critical for T Cell Activity During Checkpoint Inhibition



TUMOR CELL
T CELL
ANTI PD-1
3
PD-1
2
PD-L1
1
X
Insufficient Activation
4
CD28
CTLA-4
2
CD80/86
Inhibition

1. CD28 is a critical costimulatory receptor required for T cell activation. Its ligands are CD80 & CD86.
2. Immune checkpoints like PD-1 and CTLA-4 inhibit T cells by interfering with CD28 signaling.
3. Checkpoint inhibitors, e.g. anti-PD-1 antibodies, release the “brakes” on CD28 but do not directly provide activating “gas.”
4. Lack or loss of costimulatory ligands are key mechanisms of tumor immune escape.

Direct CD28 costimulation may overcome checkpoint inhibitor resistance

16

Davoceticept (ALPN-202) Drives T-cell Activation Through Conditional CD28 Costimulation and Dual Checkpoint Inhibition



TUMOR CELL
T CELL
PD-1
2
1
PD-L1
CD28
Activation
Davoceticept
3
CTLA-4
CD80/86
X
Davoceticept



Davoceticept…

1. …conditionally engages CD28 in the presence of PD-L1, subverting the latter into a CD28 costimulator

…potentiates existing CD28 signaling by:

2. …blocking PD-L1/PD-1
3. …blocking CTLA-4/CD80/86

17

A First-In-Human Dose Escalation and Expansion Study of Davoceticept (ALPN-202) Monotherapy in Advanced Malignancies

NEON-1

PHASE 1a. Dose Escalation

- Advanced solid tumors, s/p checkpoints if appropriate
- Open-label ALPN-202 IV Q1-3W
- Sentinel dosing for each dose level
- Biomarker-agnostic



Q3W:
0.3 mg/kg
1 mg/kg
3 mg/kg
10 mg/kg
Q1W:
0.1 mg/kg
0.3 mg/kg
1 mg/kg
3 mg/kg
3+3 cohorts
IV Q1-3W
10 µg/kg
1 µg/kg
Single-subject cohorts
IV Q1W regimen

MABEL-justified starting dose

PHASE 1b. Expansion Cohorts

- N up to ~30 each
- Melanoma (cutaneous)
- PD-L1⁺ (non-melanoma)
- Renal cell
- Other cohorts TBD, triggered by experience in above
- 1 & 3 mg/kg Q3W

Key Endpoints

- Safety: Adverse events, immunogenicity, cytokines
- Efficacy: ORR, DOR, DFS/PFS, OS
- PK/PD:
  - Target saturation and costimulatory capacity
  - Baseline fresh tumor biopsies for biomarker assessment (PD-L1, CD28, CD80, CD86)
  - On-study biopsies (melanoma cohorts) for MoA

18

Patient Baseline Characteristics Characteristic Total (N=58) Age (yr, median, range) 60 (36-79) Female 25 (43%) Caucasian 46 (79%) Prior Lines of Therapy (median, range) Prior I/O Therapy / PD-(L)1 Inhibitor 4.0 (1-9) 24 (41%) / 17 (29%) Archival PD-L1 Expression CPS 0-10 / >10 34/51 (67%) / 17/51 (33%) Tumor Type Colorectal* Pancreatic Esophageal Mesothelioma Cholangio, Renal Cell, Non-Melanoma Skin Head & Neck, Neuroendocrine, Ovarian/Fallopian, Uterine, Uveal Melanoma Adenoid Cystic, Cervical, Melanoma, Prostate, Thymoma 14 (24%) 11 (19%) 5 (9%) 4 (7%) 3 (5%) each 2 (3%) each 1 (2%) each ________________ Data Extract: April 13, 2022 * 100% (of 12/12 available) were pMMR/MSS

Davoceticept (ALPN-202) Monotherapy Preliminary Safety: Well-tolerated to 10mg/kg; Most Notable Events are irAEs Characteristic Subjects (N=58) Treatment-Related (TR) AE Gr 3+ 6 (10%) TR-Serious AE (SAE) / Gr 3+ 3 (5%) / 3 (5%) AE of Interest (AEI) Immune-related AE (irAE) / Gr 3+ Infusion-Related Reaction (IRR) / Gr 3+ Cytokine Release Syndrome 25 (43%) 19 (33%) / 3 (5%) 9 (16%) / 0 0 Dose-Limiting Toxicities 1 (2%) Adverse Event (AE) Summary ________________ Data Extract: April 13, 2022 Note; All Cohorts (Q1W + Q3W)

Immune-Related Adverse Events with Davoceticept Skin, Thyroid and GI Most Common, Especially at Mid-Range Doses irAEs, All Cohorts Subjects (N=58) Skin and Subcutaneous Tissue Rash Maculo-Papular Rash Macular Pruritus, Urticaria Night Sweats, Rash Papular, Rosacea 14 (24%) 7 (12%) 5 (9%) 2 (3%) each 1 (2%) each Endocrine Hypothyroidism Hyperthyroidism 5 (9%) 5 (9%) 2 (3%) Gastrointestinal Colitis, Gastritis, Terminal Ileitis 3 (5%) 1 (2%) each Musculoskeletal/Connective Tissue Arthralgia, Arthritis, Myalgia 2 (3)% 1 (2%) each Other Acute Kidney Injury, ALT Increased, Chills, Testicular Pain 1 (2%) each AE Incidence (Q3W Cohorts Only) ________________ Data Extract: April 13, 2022

Preliminary Antitumor Activity of Davoceticept Monotherapy % ∆ From Baseline in SLD Best Response/Outcome Evaluable (N=48) Partial Response 2 (4%) Stable Disease 23 (48%) Progressive Disease 23 (48%) ∆ %SLD <0 11 (23%) On Treatment ≥ 6 mo 4 (8%) Data Extract: 13APR2022

Participant 20404: 68M Papillary Renal Cell Diagnosed 10/2020 Liebovich score 8, MSKCC poor risk Nephrectomy (pT3a N1) 11/2020 Metastatic disease 7/2021 PD-L1 CPS <1, TPS 0 Screening Cycle 6

NEON-1

NEON-1 Phase 1b Expansion Plans 2Q22

Arm	Cohorts	Rationale
Melanoma (Cutaneous)	1 & 3 mg/kg Q3W	• I/O-responsive; preliminary activity observed • Amenable to on-study biopsy to confirm intratumoral MoA
Renal Cell	1 & 3 mg/kg Q3W	• I/O responsive; preliminary activity observed • Operational overlap with melanoma
PD-L1+ Cancers	1 & 3 mg/kg Q3W	• MoA designed for PD-L1-dependent costimulation • Facilitates exploration of potential biomarker selection
Others – e.g. CRC	TBD	

Indication Rationale: Melanoma, RCC, PD-L1+


% Δ in SLD
0
-10
-20
-30
-40
-50
-60
Melanoma
Renal Cell
Renal Cell
Colorectal
Melanoma
Esophageal
Pancreatic
Skin Other
Cholangiocarcinoma
Prior PD-1 Inhibitor Y Y N Y N Y Y Y N N N
PD-L1 CPS Value 10 <1 1 25 NA 12 <1 NA 5 <1

Dose Rationale: 1-3 mg/kg


CD8 ICOS+
CD8 TCM
Treg
irAE
AUC
% Incidence
0.3 1.0 3.0 10
Dose (mg/kg)

24

Davoceticept (ALPN-202) Clinical Development Plan in Advanced Malignancies NEON-1 MONOTHERAPY Dose-dependent PK/PD; well tolerated to 10 mg/kg Manageable, anticipated immune-related toxicities to date Early evidence of clinical benefit in immune-resistant cancers Immuno-phenotyping consistent with advantages of CD28 agonism Dose expansion cohorts open with a particular interest in renal cell carcinoma : Monotherapy Expansion Cohorts KEYTRUDA® Combination : NEON-2 KEYTRUDA COMBINATION Pembrolizumab supply agreement with Merck Removal of partial clinical hold Preliminary data anticipated 2H22

Acazicolcept (ALPN-101) Autoimmune/Inflammatory Diseases: Dual CD28/ICOS Antagonist

Acazicolcept inhibits T cell and T-Dependent B cell activation Acazicolcept Acazicolcept ICOSL CD80/86 (B7) CD80/86 (B7) ICOSL ICOS CD28 CTLA4-lg* T-cell activation T cell T cell CD28 ICOS APC/B cell Available therapeutics block only the CD28 pathway Acazicolcept (ICOSL vlgD-Fc) blocks both CD28 and ICOS pathways APC/B cell Acazicolcept (ALPN-101): A First-In-Class Dual CD28/ICOS Antagonist For Multiple Inflammatory Disease Indications ________________

Acazicolcept (ALPN-101): A Uniquely Potent Immunomodulator of Diseased Cells % Inhibition >0 50 100

Acazicolcept (ALPN-101) Exhibits Dose-Dependent PK/PD and is Well-Tolerated in Humans Phase 1 Healthy Volunteer Single and Multiple Ascending Doses Dose-proportional PK/PD T1/2 ~4.3-8.6 days Bioavailability ~61% at 3 mg/kg Modest accumulation (≤1.66X) Well-Tolerated No cytokine storm or release, or clinically-significant infusion-related, hypersensitivity, or allergic reactions No grade ≥ 3 adverse events AEs in > 5% of acazicolcept: headache, upper respiratory tract infection, aphthous ulcer, administration site recall reaction (KLH injection), and back pain

Randomized, Double Blind, Placebo controlled, International N = 130 (65/arm) NCT04835441 Synergy: Acazicolcept in Systemic Lupus Erythematosus Phase 2 PHASE 2 Acazicolcept (ALPN-101) Placebo Week 1 Week 24 Primary Safety Secondary Efficacy (Disease Activity) Pharmacokinetics Immunogenicity (ADA) Pharmacodynamics Adults with active systemic lupus erythematosus ≥ 6 months Positive ANA, anti-dsDNA, and/or anti-Smith Stable standard-of-care background therapy Study Population Key Objectives ________________

Alpine and AbbVie Strategic Partnership for Acazicolcept

$60M upfront payment and up to $805M for option exercise and success-based milestones

Transformative Strategic Partnership

Exclusive option and licensing agreement for development and commercialization of acazicolcept

Validates Alpine's Directed Evolution Platform

Provides funding to accelerate development of Alpine's pipeline in oncology and autoimmune and inflammatory disease

Key Financial Terms

$60M upfront payment

$45M in *pre-option* development milestones achieved[(1)]

$30M in *pre-option* development milestones remaining

$75M option exercise fee

$205M in development and commercial milestones

$450M certain sales-based cash milestone payments

Royalties of high-single digit % to a low double-digit % of net sales

Partnership Structure

Alpine responsible for development efforts to complete a Phase II study of acazicolcept for treatment of systematic lupus erythematosus

Upon option exercise, AbbVie responsible for all development and commercialization abbvie

Source: Alpine Immune Sciences Form 8-K current report filed with SEC June 18, 2020.
(1) Achieved in June 2021.

31

ALPN Directed Evolution Platform

ALPN Directed Evolution Platform Turning a Diversity of Immune Proteins Into Novel Therapeutics Native Immune Domain Variant Domain Novel Therapeutic Candidate Directed Evolution ________________ Davoceticept (ALPN-202) (CD80 vIgD-Fc) Fc CD80 CD28 CTLA4 PD-L1 CD28 CTLA4 CD80 vlgD SELECT (SCREENING) AMPLIFY (PRODUCTION) DIVERSIFY (MUTAGENESIS) TACI BAFF APRIL TACI APRIL ALPN-303 (TACI vTD-Fc) Fc SELECT (SCREENING) AMPLIFY (PRODUCTION) DIVERSIFY (MUTAGENESIS) BAFF

Corporate Update

Alpine and Horizon Therapeutics Strategic Partnership $25M upfront payment and $15M equity investment with up to $1,524M in additional milestones Announced December 2021 Exclusive option and licensing agreement or the development and commercialization of up to four preclinical candidates Validates Alpine’s Directed Evolution Platform Provides funding to accelerate development of Alpine’s pipeline Transformative Strategic Partnership $25M upfront payment $15M equity investment at a 25% premium to 30-Day VWAP $1.52B in total potential milestones at up to $381M per candidate Tiered royalties of net sales Key Financial Terms Alpine responsible to advance candidate molecules to pre-defined preclinical milestones Upon preclinical milestones, Horizon will assume responsibility for development and commercialization activities and costs Partnership Structure ________________ Source: Alpine Immune Sciences Form 8-K current report filed with SEC December 16, 2021.

Strong Financial Position Following AbbVie and Horizon Partnerships and Recent Private Placements

~$219M
Cash & Investments
as reported on March 31st, 2022

~30.3M
Shares Outstanding
as reported on March 31st, 2022

SUFFICIENT CASH RUNWAY TO FUND OPERATIONS INTO 2024 →

Received **$105 million** over ~first year of AbbVie Collaboration – Q321

Raised **$91 million** in private placement led by Frazier Life Sciences Public Fund – Q321

Announced **$40 million** payment for License and Collaboration Agreement ($25M Cash and $15M equity investment at 25% premium) – Q421

36

ALPN Pipeline & Anticipated Milestones

PROGRAM	PRECLINICAL	PHASE 1	PHASE 2	PHASE 3	ANTICIPATED MILESTONES
WHOLLY OWNED PROGRAMS					
IMMUNO-ONCOLOGY					
Davoceticept (ALPN-202) Conditional CD28 Costimulator and Dual Checkpoint Inhibitor	Monotherapy Advanced Malignancies → NEON-1 (into Phase 1) KEYTRUDA® Combination Advanced Malignancies → NEON-2 (into Phase 1)				• Preliminary NEON-2 Combination Data (2H22) • Preliminary Monotherapy Expansion Cohort Data (2H23)
INFLAMMATORY DISEASES					
ALPN-303 Dual BAFF/APRIL Antagonist	Healthy Volunteer[(1)] → RUBY-1 (into Phase 1)				• Updated Phase 1 HV Data (Q322) • First Phase 2 Initiation (1H23) • Initial Basket Trial Data (2H23)

PROGRAM	PRECLINICAL	PHASE 1	PHASE 2	PHASE 3	PARTNER
PARTNERED PROGRAMS					
Acazicolcept (ALPN-101) Dual CD28/ICOS Antagonist	Systemic Lupus Erythematosus → synergy (into Phase 2)				abbvie
Discovery Collaboration Immunology	Undisclosed				HORIZON
Next Generation TCR T-cell Therapies	Undisclosed				Adaptimmune

(1) ALPN-303 potential future indications include systemic lupus erythematosus and other B cell-mediated diseases.

37

Mitchell H. Gold, M.D. Peter Thompson, M.D. Min Cui, Ph.D. James N. Topper, M.D., Ph.D. Natasha Hernday Robert Conway Jörn Drappa, MD, PhD Chris Peetz Strong Leadership Team Deep Clinical, Regulatory, and Commercial Expertise LEADERSHIP TEAM Paul Rickey Chief Financial Officer Stanford Peng, M.D., Ph.D. President & Head of R&D Wayne Gombotz, Ph.D. Chief Technical Officer Remy Durand, Ph.D. Chief Business Officer DIRECTORS Mitchell H. Gold, M.D. Executive Chairman & CEO Pamela Holland, Ph.D. Senior VP of Research Andrew S. Sandler, M.D.* Chief Medical Officer * Starting 8/17/2022

Thank You